Restructuring	12 Months Ended
Dec. 31, 2017
Restructuring [Abstract]
Restructuring [text block]

Restructuring

Restructuring forms part of the Group’s multi-year strategy originally announced in October 2015 and further refined and amended in March 2017. To implement the strategy we have defined measures that aim to further strengthen the bank, position it for growth and simplify its organizational set-up. The measures also target to reduce adjusted costs through higher efficiency, by optimizing and streamlining processes, and by exploiting synergies.

Restructuring expense is comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate.

in € m.	2017	2016	2015
Corporate & Investment Bank	(82)	(292)	(128)
Private & Commercial Bank	(360)	(141)	(585)
Deutsche Asset Management	(6)	(47)	2
Non-Core Operations Unit	0	(4)	1
Total Net Restructuring Charges	(447)	(484)	(710)

in € m.	2017	2016	2015
Restructuring – Staff related	(430)	(491)	(663)
thereof:
Termination Benefits	(402)	(432)	(602)
Retention Acceleration	(26)	(54)	(61)
Social Security	(2)	(5)	(0)
Restructuring – Non Staff related	(17)	7	(46)
Total Net Restructuring Charges	(447)	(484)	(710)

Provisions for restructuring amounted to € 696 million and € 741 million and € 651 million as of December 31, 2017 and December 31, 2016 and December 31, 2015, respectively. The majority of the current provisions for restructuring are expected to be utilized in the next two years.

During 2017, 2,045 full-time equivalent staff was reduced through restructuring (2016: 1,451 and 2015: 662).

Full-time equivalent staff	2017	2016	2015
Corporate & Investment Bank	502	356	237
Private & Commercial Bank	1,054	453	141
Deutsche Asset Management	38	101	22
Non-Core Operations Unit	0	0	1
Infrastructure/Regional Management	451	541	261
Total full-time equivalent staff	2,045	1,451	662